UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 9, 2024

AtlasClear Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-41956 (Commission File Number)	92-2303797 (I.R.S. Employer Identification No.)

4030 Henderson Blvd., Suite 712 Tampa, FL (Address of principal executive offices)	33629 (Zip Code)

(727) 446-6660

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ATCH	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

EXPLANATORY NOTE

This Amendment No. 1 to the Current Report on Form 8-K/A (the “Amendment”) is being filed with the Securities and Exchange Commission (“SEC”) to amend the Current Report filed by AtlasClear Holdings, Inc. (the “Company”) on February 15, 2024 (the “Original 8-K”) and to provide certain additional information.

The Company is filing this Amendment to, among other things, include:

(a)       the unaudited consolidated financial statements of Wilson-Davis & Co., Inc. (“Wilson-Davis”), as of September 30, 2023 and for the three months ended September 30, 2023 and 2022 as Exhibit 99.1;

(b)       the Management’s Discussion and Analysis of Financial Condition and Results of Operations of Wilson-Davis as Exhibit 99.2; and

(c)       the unaudited pro forma condensed combined financial information of the Company as Exhibit 99.3.

This Amendment does not amend any other item of the Original 8-K or purport to provide an update or a discussion of any developments at the Company or its subsidiaries subsequent to the filing date of the Original 8-K.

Item 9.01	Financial Statements and Exhibits.

(a)       Financial statements of businesses or funds acquired.

The unaudited condensed consolidated financial statements of Wilson-Davis as of September 30, 2023, and for the three months ended September 30, 2023 and 2022, and the related notes thereto, are set forth in Exhibit 99.1 attached hereto and are incorporated by reference herein.

(b)       Pro forma financial information.

The unaudited pro forma condensed combined financial information of the Company as of September 30, 2023, and for the nine months ended September 30, 2023 and for the year ended December 31, 2022 is set forth in Exhibit 99.3 hereto and is incorporated herein by reference.

(d)       Exhibits.

Exhibit No.	Description

99.1	Unaudited consolidated financial statements of Wilson-Davis & Co., Inc., as of September 30, 2023 and for the three months ended September 30, 2023 and 2022.

99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations of Wilson-Davis & Co., Inc.

99.3	Unaudited pro forma condensed combined financial information of the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATLASCLEAR HOLDINGS, INC.

Date: March 29, 2024	/s/ Robert McBey
Name: Robert McBey
Title: Chief Executive Officer